BNY Mellon Core Plus Fund
STATEMENT OF INVESTMENTS
July 31, 2025 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8%
Advertising — .2%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes(b)	5.13	8/15/2027	4,490,000	4,486,710
Aerospace & Defense — .8%
Rolls-Royce PLC, Gtd. Notes(b)	5.75	10/15/2027	3,983,000	4,075,936
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	6,887,000	6,796,468
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	5,601,000	5,411,122
The Boeing Company, Sr. Unscd. Notes	6.86	5/1/2054	2,370,000	2,607,492
				18,891,018
Agriculture — .4%
BAT Capital Corp., Gtd. Notes	6.34	8/2/2030	1,546,000	1,658,071
BAT Capital Corp., Gtd. Notes	7.08	8/2/2053	3,101,000	3,459,725
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	1,998,000	1,959,384
Philip Morris International, Inc., Sr. Unscd. Notes	2.10	5/1/2030	3,470,000	3,113,404
				10,190,584
Airlines — 1.2%
Air Canada Pass-Through Trust, Ser. 2020-2, Cl. A(b)	5.25	4/1/2029	754,779	759,694
American Airlines Pass-Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	123,000	118,534
American Airlines Pass-Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	178,889	169,911
American Airlines Pass-Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	1,644,701	1,513,015
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.75	4/20/2029	8,723,000	8,725,482
Avianca Midco 2 PLC, Sr. Scd. Notes(b)	9.63	2/14/2030	4,451,000	4,143,458
British Airways Pass-Through Trust, Ser. 2020-1, Cl. A(b)	4.25	11/15/2032	471,864	456,479
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Scd. Notes(b)	4.50	10/20/2025	59,876	59,734
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Scd. Notes(b)	4.75	10/20/2028	2,009,000	2,010,868
JetBlue Pass-Through Trust, Ser. 2020-1, Cl. A	4.00	11/15/2032	5,609,698	5,248,137
Latam Airlines Group SA, Sr. Scd. Bonds(b)	7.63	1/7/2031	1,053,000	1,088,802
United Airlines Pass-Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	782,525	748,057
United Airlines Pass-Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	559,435	570,567
United Airlines Pass-Through Trust, Ser. 2023-1, Cl. A	5.80	1/15/2036	1,804,366	1,846,086
United Airlines, Inc., Sr. Scd. Notes(b)	4.38	4/15/2026	278,000	276,523
United Airlines, Inc., Sr. Scd. Notes(b)	4.63	4/15/2029	1,436,000	1,403,173
				29,138,520
Asset-Backed Certificates — 4.3%
AASET, Ser. 2025-1A, Cl. A(b)	5.94	2/16/2050	2,581,889	2,625,332
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2(b)	5.30	6/21/2028	103,721	103,898
Auxilior Term Funding LLC, Ser. 2023-1A, Cl. A2(b)	6.18	12/15/2028	413,248	415,990
Blackbird Capital II Aircraft Lease Ltd, Ser. 2021-1A, Cl. A(b)	2.44	7/15/2046	3,465,501	3,242,690
Blue Owl Asset Leasing Trust LLC, Ser. 2024-1A, Cl. A2(b)	5.05	3/15/2029	454,449	455,405
CLI Funding IX LLC, Ser. 2025-1A, Cl. A(b)	5.35	6/20/2050	2,408,737	2,418,828
Compass Datacenters Issuer II LLC, Ser. 2025-1A, Cl. A1(b)	5.32	5/25/2050	2,424,836	2,448,919
Concord Music Royalties LLC, Ser. 2025-2A, Cl. A(b)	5.79	7/20/2075	2,029,000	2,040,590
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Ser. 2025-1A, Cl. A2(b)	6.00	5/20/2055	837,532	855,540
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)	5.56	11/20/2048	2,424,000	2,441,386
CyrusOne Data Centers Issuer I LLC, Ser. 2025-1A, Cl. A2(b)	5.91	2/20/2050	2,264,000	2,311,092
DailyPay Securitization Trust, Ser. 2025-1A, Cl. A(b)	5.63	6/26/2028	912,000	914,826
Daimler Trucks Retail Trust, Ser. 2023-1, Cl. A3	5.90	3/15/2027	2,282,896	2,295,590
DataBank Issuer, Ser. 2021-2A, Cl. A2(b)	2.40	10/25/2051	4,198,000	4,045,692

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Asset-Backed Certificates — 4.3% (continued)
DB Master Finance LLC, Ser. 2021-1A, Cl. A2I(b)	2.05	11/20/2051	4,210,295	4,055,519
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)	2.66	4/25/2051	3,427,090	3,201,462
EnFin Residential Solar Receivables Trust, Ser. 2024-1A, Cl. A(b)	6.65	2/20/2055	1,801,603	1,791,577
EnFin Residential Solar Receivables Trust, Ser. 2024-2A, Cl. A(b)	5.98	9/20/2055	813,267	779,420
Flexential Issuer, Ser. 2021-1A, Cl. A2(b)	3.25	11/27/2051	4,035,000	3,898,742
Gilead Aviation LLC, Ser. 2025-1A, Cl. A(b)	5.79	3/15/2050	3,579,498	3,626,512
GreenSky Home Improvement Issuer Trust, Ser. 2024-2, Cl. A4(b)	5.15	10/27/2059	1,245,847	1,255,352
Hilton Grand Vacations Trust, Ser. 2023-1A, Cl. A(b)	5.72	1/25/2038	354,403	360,327
InStar Leasing III LLC, Ser. 2021-1A, Cl. A(b)	2.30	2/15/2054	1,354,552	1,251,710
Jersey Mike’s Funding LLC, Ser. 2024-1A, Cl. A2(b)	5.64	2/15/2055	1,582,035	1,600,827
Jersey Mike’s Funding LLC, Ser. 2025-1A, Cl. A2(b)	5.61	8/16/2055	1,607,000	1,621,592
MetroNet Infrastructure Issuer LLC, Ser. 2025-2A, Cl. A2(b)	5.40	8/20/2055	1,736,133	1,735,989
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1(b)	1.91	10/20/2061	7,596,000	6,256,679
OneMain Financial Issuance Trust, Ser. 2019-2A, Cl. A(b)	3.14	10/14/2036	3,801,000	3,699,598
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, (1 Month TSFR +3.11%)(b),(c)	7.47	3/25/2026	3,714,000	3,737,791
Regional Management Issuance Trust, Ser. 2024-1, Cl. A(b)	5.83	7/15/2036	981,000	999,026
Regional Management Issuance Trust, Ser. 2024-2, Cl. A(b)	5.11	12/15/2033	2,573,000	2,580,715
SCF Equipment Trust LLC, Ser. 2025-1A, Cl. D(b)	5.88	11/20/2035	353,000	360,084
Slam Ltd., Ser. 2021-1A, Cl. A(b)	2.43	6/15/2046	6,899,099	6,449,101
Slam Ltd., Ser. 2025-1A, Cl. A(b)	5.81	5/15/2050	1,637,439	1,664,406
Stack Infrastructure Issuer LLC, Ser. 2025-1A, Cl. A2(b)	5.00	5/25/2050	5,553,938	5,481,466
TIF Funding II LLC, Ser. 2021-1A, Cl. A(b)	1.65	2/20/2046	2,360,662	2,129,170
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)	5.48	4/20/2049	3,668,400	3,635,247
Vantage Data Centers Issuer LLC, Ser. 2021-1A, Cl. A2(b)	2.17	10/15/2046	3,750,000	3,613,096
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A(b)	4.75	9/15/2043	532,953	528,854
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A(b)	3.10	5/15/2046	3,809,374	3,530,575
Zayo Issuer LLC, Ser. 2025-2A, Cl. A2(b)	5.95	6/20/2055	8,408,645	8,598,522
				105,059,137
Asset-Backed Certificates/Auto Receivables — 2.0%
AutoNation Finance Trust, Ser. 2025-1A, Cl. C(b)	5.19	12/10/2030	2,709,000	2,737,698
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A(b)	2.33	8/20/2026	262,500	262,135
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-1A, Cl. C(b)	5.87	8/20/2029	441,000	446,090
Bayview Opportunity Master Fund VII LLC, Ser. 2024-CAR1, Cl. A, (1 Month SOFR +1.10%)(b),(c)	5.45	12/26/2031	643,170	645,238
Bayview Opportunity Master Fund VII Trust, Ser. 2024-SN1, Cl. C(b)	5.83	12/15/2028	1,052,000	1,063,113
Carvana Auto Receivables Trust, Ser. 2021-N1, Cl. C	1.30	1/10/2028	752,498	735,583
Carvana Auto Receivables Trust, Ser. 2024-P4, Cl. A4	4.74	12/10/2030	2,405,000	2,422,162
Chesapeake Funding II LLC, Ser. 2023-2A, Cl. A1(b)	6.16	10/15/2035	615,590	622,741
Enterprise Fleet Financing LLC, Ser. 2025-2, Cl. A3(b)	4.41	6/20/2029	2,031,000	2,033,338
Exeter Automobile Receivables Trust, Ser. 2025-1A, Cl. C	5.09	5/15/2031	11,144,000	11,209,532
Ford Credit Auto Owner Trust, Ser. 2024-1, Cl. A(b)	4.87	8/15/2036	2,394,000	2,434,848
Huntington Bank Auto Credit-Linked, Ser. 2024-2, Cl. B1(b)	5.44	10/20/2032	761,546	766,833
Huntington Bank Auto Credit-Linked Notes, Ser. 2025-1, Cl. B(b)	4.96	3/21/2033	2,556,660	2,558,763
Merchants Fleet Funding LLC, Ser. 2024-1A, Cl. D(b)	6.85	4/20/2037	2,980,000	3,008,169
Octane Receivables Trust, Ser. 2024-3A, Cl. A2(b)	4.94	5/20/2030	983,698	985,389
OSCAR US Funding XVI LLC, Ser. 2024-1A, Cl. A3(b)	5.54	2/10/2028	1,803,000	1,815,287
Santander Drive Auto Receivables Trust, Ser. 2025-1, Cl. C	5.04	3/17/2031	4,215,000	4,253,006
Santander Drive Auto Receivables Trust, Ser. 2025-3, Cl. C	4.68	9/15/2031	1,844,000	1,841,277
US Bank NA, Ser. 2023-1, Cl. B(b)	6.79	8/25/2032	157,117	158,819
Westlake Automobile Receivables Trust, Ser. 2025-1A, Cl. C(b)	5.14	10/15/2030	2,435,000	2,458,237

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Asset-Backed Certificates/Auto Receivables — 2.0% (continued)
Westlake Automobile Receivables Trust, Ser. 2025-2A, Cl. D(b)	5.08	5/15/2031	3,207,000	3,210,890
World Omni Auto Receivables Trust, Ser. 2024-C, Cl. A3	4.43	12/17/2029	2,677,000	2,681,698
				48,350,846
Asset-Backed Certificates/Home Equity Loans — .3%
GS Mortgage-Backed Securities Trust, Ser. 2024-HE1, Cl. A1, (1 Month SOFR +1.60%)(b),(c)	5.95	8/25/2054	5,126,508	5,141,461
RCKT Mortgage Trust, Ser. 2024-CES2, Cl. A2(b)	6.39	4/25/2044	1,441,865	1,453,603
				6,595,064
Asset-Backed Certificates/Student Loans — .1%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1(b)	2.54	1/25/2047	1,632,546	1,488,814
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, (1 Month TSFR +0.86%)(b),(c)	5.21	10/15/2035	9,707	9,693
				1,498,507
Automobiles & Components — 1.3%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(b)	6.75	2/15/2030	2,170,000	2,238,691
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000	2,979,356
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/5/2027	2,491,000	2,505,775
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.92	3/20/2028	6,901,000	6,958,269
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.63	4/4/2032	5,007,000	5,089,034
General Motors Financial Co., Inc., Sr. Unscd. Notes(d)	5.90	1/7/2035	5,839,000	5,896,644
Tenneco, Inc., Sr. Scd. Notes(b)	8.00	11/17/2028	2,375,000	2,359,066
The Goodyear Tire & Rubber Company, Gtd. Notes(d)	5.00	7/15/2029	4,660,000	4,524,283
				32,551,118
Banks — 8.5%
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	5,190,000	5,128,094
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	12,262,000	12,496,116
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	2,261,000	2,321,359
Bank of America Corp., Sub. Notes	5.52	10/25/2035	6,260,000	6,268,888
Bank of Montreal, Jr. Sub. Notes, Ser. 6	6.88	11/26/2085	8,400,000	8,437,800
Citigroup, Inc., Sr. Unscd. Notes	4.64	5/7/2028	12,011,000	12,025,842
Citigroup, Inc., Sub. Notes	6.02	1/24/2036	5,616,000	5,757,525
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.72	7/23/2032	3,648,000	3,764,951
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	1,264,000	1,305,503
Citizens Financial Group, Inc., Sr. Unscd. Notes	6.65	4/25/2035	1,712,000	1,853,382
Danske Bank A/S, Sr. Notes(b)	5.71	3/1/2030	6,259,000	6,479,744
Huntington Bancshares, Inc., Sr. Unscd. Notes	5.27	1/15/2031	3,577,000	3,652,590
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	10,300,000	9,197,351
JPMorgan Chase & Co., Sr. Unscd. Notes	5.30	7/24/2029	3,656,000	3,744,158
JPMorgan Chase & Co., Sub. Notes	5.72	9/14/2033	13,495,000	14,067,168
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000	6,832,436
Morgan Stanley, Sub. Notes	2.48	9/16/2036	9,465,000	8,070,498
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000	2,494,065
Royal Bank of Canada, Jr. Sub. Notes	6.75	8/24/2085	5,995,000	6,075,932
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	875,000	911,190
State Street Corp., Jr. Sub. Notes, Ser. I(e)	6.70	3/15/2029	3,436,000	3,551,092
The Bank of Nova Scotia, Jr. Sub. Notes	7.35	4/27/2085	5,835,000	5,970,969
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.69	6/5/2028	700,000	689,820
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	1,205,000	1,182,999
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.48	8/23/2028	1,810,000	1,810,102
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.94	4/23/2028	11,925,000	11,999,914

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Banks — 8.5% (continued)
The Goldman Sachs Group, Inc., Sub. Notes		6.75	10/1/2037	9,810,000	10,778,439
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.30	1/21/2028	2,278,000	2,305,047
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.62	10/20/2027	2,252,000	2,305,654
Truist Bank, Sub. Notes		4.63	9/17/2029	6,880,000	6,828,357
Truist Financial Corp., Sr. Unscd. Notes		5.71	1/24/2035	9,695,000	10,034,971
U.S. Bancorp, Sr. Unscd. Notes		5.68	1/23/2035	3,734,000	3,871,012
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	1,165,000	1,222,249
UBS Group AG, Sr. Unscd. Notes(b)		3.09	5/14/2032	722,000	656,151
UBS Group AG, Sr. Unscd. Notes(b)		5.70	2/8/2035	2,399,000	2,486,952
UBS Group AG, Sr. Unscd. Notes(b)		6.54	8/12/2033	914,000	995,582
Wells Fargo & Co., Sr. Unscd. Notes		5.20	1/23/2030	2,257,000	2,305,480
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	6,330,000	6,478,766
Wells Fargo & Co., Sr. Unscd. Notes		5.57	7/25/2029	3,779,000	3,891,752
Wells Fargo & Co., Sr. Unscd. Notes		6.49	10/23/2034	6,190,000	6,769,882
					207,019,782
Beverage Products — .1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes		4.70	2/1/2036	1,385,000	1,343,729
Building Materials — .2%
Owens Corning, Sr. Unscd. Notes		3.50	2/15/2030	368,000	351,139
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes(b)		8.88	11/15/2031	4,837,000	5,094,894
					5,446,033
Chemicals — 1.1%
Braskem Netherlands Finance BV, Gtd. Notes(b),(d)		8.00	10/15/2034	3,951,000	2,813,112
Celanese US Holdings LLC, Gtd. Bonds(d)	EUR	5.59	1/19/2029	4,000,000	4,813,971
Celanese US Holdings LLC, Gtd. Notes		7.05	11/15/2030	2,381,000	2,481,894
INEOS Quattro Finance 2 PLC, Sr. Scd. Notes(b),(d)		9.63	3/15/2029	4,681,000	4,772,139
Olin Corp., Sr. Unscd. Notes(b)		6.63	4/1/2033	4,645,000	4,525,861
Sasol Financing USA LLC, Gtd. Notes		5.50	3/18/2031	4,288,000	3,573,140
Syensqo Finance America LLC, Gtd. Notes(b)		5.85	6/4/2034	3,672,000	3,769,609
					26,749,726
Collateralized Loan Obligations Debt — 4.2%
Antares Ltd. CLO, Ser. 2017-1A, Cl. CRR, (3 Month TSFR +2.25%)(b),(c)		6.58	1/20/2037	4,000,000	4,022,840
Apidos XXV CLO, Ser. 2016-25A, Cl. A1R3, (3 Month TSFR +1.14%)(b),(c)		5.47	1/20/2037	3,333,333	3,326,026
Apidos XXXIX Ltd. CLO, Ser. 2022-39A, Cl. A1, (3 Month TSFR +1.30%)(b),(c)		5.63	4/21/2035	5,000,000	5,004,710
Ares XLIX Ltd. CLO, Ser. 2018-49A, Cl. XR, (3 Month TSFR +1.10%)(b),(c)		5.43	10/22/2036	5,750,000	5,751,961
BlackRock Shasta XIII LLC CLO, Ser. 2024-1A, Cl. A1, (3 Month TSFR +1.85%)(b),(c)		6.17	7/15/2036	6,000,000	6,034,038
CARLYLE US Ltd. CLO, Ser. 2021-6A, Cl. A1R, (3 Month TSFR +1.29%)(b),(c)		5.61	1/15/2038	5,900,000	5,916,915
Cedar Funding VIII Ltd. CLO, Ser. 2017-8A, Cl. DRR, (3 Month TSFR +2.95%)(b),(c)		7.27	1/17/2038	4,439,232	4,429,506
Cerberus Loan Funding XLV LLC, Ser. 2024-1A, Cl. A, (3 Month TSFR +1.90%)(b),(c)		6.22	4/15/2036	5,000,000	5,015,295
Cerberus Loan Funding XXXIX LP, Ser. 2022-3A, Cl. AR, (3 Month TSFR +1.40%)(b),(c)		5.72	1/15/2033	2,038,367	2,043,139
Churchill MMSLF IV Ltd. CLO, Ser. 2024-3A, Cl. A, (3 Month TSFR +1.60%)(b),(c)		5.93	10/22/2035	6,000,000	6,016,734
Fortress Credit Opportunities IX Ltd. CLO, Ser. 2017-9A, Cl. A1TR, (3 Month TSFR +1.81%)(b),(c)		6.13	10/15/2033	1,800,000	1,810,438
Fortress Credit Opportunities XXXV Ltd. CLO, Ser. 2025-35A, Cl. A1, (3 Month TSFR +1.40%)(b),(c)		5.73	7/20/2033	3,082,089	3,082,598

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Collateralized Loan Obligations Debt — 4.2% (continued)
Golub Capital Partners Ltd. CLO, Ser. 2020-47A, Cl. CR, (3 Month TSFR +2.40%)(b),(c)	6.66	8/5/2037	5,481,000	5,513,469
IVY Hill Middle Market Credit Fund XII Ltd., Ser. 12A, Cl. A2RR, (3 Month TSFR +1.70%)(b),(c)	6.03	4/20/2037	340,000	339,367
IVY Hill Middle Market Credit Fund XVIII Ltd., Ser. 18A, Cl. A1R, (3 Month TSFR +1.58%)(b),(c)	5.91	1/22/2037	7,850,000	7,867,121
LCM 37 Ltd. CLO, Ser. 37A, Cl. A1R, (3 Month TSFR +1.06%)(b),(c)	5.38	4/15/2034	5,271,399	5,271,325
MCF VIII Ltd. CLO, Ser. 2018-1A, Cl. AR, (3 Month TSFR +1.95%)(b),(c)	6.28	4/18/2036	4,550,000	4,577,082
MCF VIII Ltd. CLO, Ser. 2018-1A, Cl. CR, (3 Month TSFR +3.10%)(b),(c)	7.43	4/18/2036	6,500,000	6,556,875
MF1 Ltd. CLO, Ser. 2021-FL7, Cl. AS, (1 Month TSFR +1.56%)(b),(c)	5.91	10/16/2036	6,578,500	6,526,982
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. A, (1 Month TSFR +1.35%)(b),(c)	5.70	2/19/2037	2,501,547	2,502,408
Neuberger Berman Loan Advisers 47 Ltd. CLO, Ser. 2022-47A, Cl. A, (3 Month TSFR +1.30%)(b),(c)	5.62	4/14/2035	5,680,688	5,692,822
OWL Rock XXI LLC CLO, Ser. 2025-21A, Cl. A, (3 Month TSFR +1.40%)(b),(c)	5.72	7/24/2034	4,241,071	4,246,771
				101,548,422
Commercial & Professional Services — 1.0%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes(b)	7.00	5/21/2030	3,523,000	3,634,982
Ashtead Capital, Inc., Gtd. Notes(b)	4.00	5/1/2028	1,386,000	1,359,990
Ashtead Capital, Inc., Gtd. Notes(b)	5.95	10/15/2033	2,656,000	2,757,564
Belron UK Finance PLC, Sr. Scd. Notes(b)	5.75	10/15/2029	720,000	727,207
DP World Ltd./United Arab Emirates, Sr. Unscd. Notes	6.85	7/2/2037	690,000	767,049
ERAC USA Finance LLC, Gtd. Notes(b)	5.20	10/30/2034	2,830,000	2,873,496
Global Payments, Inc., Sr. Unscd. Notes(d)	5.40	8/15/2032	1,159,000	1,174,574
Herc Holdings, Inc., Gtd. Notes(b)	5.50	7/15/2027	1,292,000	1,287,762
President & Fellows of Harvard College, Unscd. Bonds	3.30	7/15/2056	4,400,000	2,991,204
The Leland Stanford Junior University, Unscd. Bonds	2.41	6/1/2050	5,170,000	3,056,089
Triton Container International Ltd., Gtd. Notes(b)	3.15	6/15/2031	1,146,000	994,805
Williams Scotsman, Inc., Sr. Scd. Notes(b)	6.63	6/15/2029	2,180,000	2,235,771
Yale University, Unscd. Bonds, Ser. 2020	2.40	4/15/2050	1,241,000	735,975
				24,596,468
Commercial Mortgage Pass-Through Certificates — 3.6%
Angel Oak Mortgage Trust, Ser. 2024-3, Cl. A2(b)	4.80	11/26/2068	340,487	335,393
BANK5 Trust, Ser. 2024-5YR12, Cl. A2	5.42	12/15/2057	11,436,000	11,707,230
Benchmark Mortgage Trust, Ser. 2024-V11, Cl. A2	5.42	11/15/2057	5,420,069	5,554,360
BRAVO Residential Funding Trust, Ser. 2023-NQM5, Cl. A2(b)	6.86	6/25/2063	894,745	900,588
Brean Asset Backed Securities Trust, Ser. 2025-RM11, Cl. A1(b)	4.75	5/25/2065	6,134,381	5,952,677
BXHPP Trust, Ser. 2021-FILM, Cl. C, (1 Month TSFR +1.21%)(b),(c)	5.56	8/15/2036	1,181,000	1,064,053
COLT Mortgage Loan Trust, Ser. 2023-3, Cl. A2(b)	7.43	9/25/2068	1,959,496	1,984,215
COLT Mortgage Loan Trust, Ser. 2025-3, Cl. A1(b)	5.35	3/25/2070	2,307,739	2,305,522
COLT Mortgage Loan Trust, Ser. 2025-8, Cl. A1(b)	5.48	8/25/2070	3,136,794	3,137,593
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D(b)	2.68	11/10/2046	705,000	573,842
Cross Mortgage Trust, Ser. 2024-H2, Cl. A2(b)	6.42	4/25/2069	825,397	830,466
Cross Mortgage Trust, Ser. 2024-H2, Cl. A3(b)	6.52	4/25/2069	1,068,475	1,073,487
Cross Mortgage Trust, Ser. 2024-H3, Cl. A2(b)	6.58	6/25/2069	2,320,355	2,340,416
Cross Mortgage Trust, Ser. 2025-H2, Cl. A1(b)	5.36	3/25/2070	1,568,446	1,565,249
Cross Mortgage Trust, Ser. 2025-H2, Cl. A2(b)	5.46	3/25/2070	3,320,119	3,310,910
Hudson Yards Mortgage Trust, Ser. 2025-SPRL, Cl. C(b)	5.95	1/13/2040	1,038,000	1,065,376
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, Cl. A1(b)	5.94	2/25/2068	935,612	934,807
IRV Trust, Ser. 2025-200P, Cl. C(b)	5.73	3/14/2047	1,062,865	1,052,396
JPMorgan Mortgage Trust, Ser. 2024-CES1, Cl. A2(b)	6.15	6/25/2054	1,905,618	1,917,105
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2025-5C1, Cl. A2	4.91	3/15/2058	5,656,000	5,690,748

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Commercial Mortgage Pass-Through Certificates — 3.6% (continued)
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1(b)	0.94	10/25/2058	665,757	633,390
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)	2.28	4/25/2061	5,159,467	4,550,866
New Residential Mortgage Loan Trust, Ser. 2024-NQM3, Cl. A1(b)	5.47	11/25/2064	2,708,139	2,708,543
New Residential Mortgage Loan Trust, Ser. 2025-NQM2, Cl. A1(b)	5.57	4/25/2065	6,644,089	6,671,813
NY Commercial Mortgage Trust, Ser. 2025-299P, Cl. A(b)	5.66	2/10/2047	1,003,000	1,034,885
NYMT Loan Trust, Ser. 2024-BPL2, Cl. A1(b)	6.51	5/25/2039	4,605,000	4,647,079
NYMT Loan Trust, Ser. 2025-CP1, Cl. A1(b)	3.75	11/25/2069	1,805,362	1,730,277
OBX Trust, Ser. 2024-NQM18, Cl. A1(b)	5.41	10/25/2064	1,643,930	1,639,325
PRPM LLC, Ser. 2025-RPL4, Cl. A1(b)	3.00	5/25/2055	3,132,257	2,924,578
PRPM LLC, Ser. 2025-RPL4, Cl. A2(b)	3.00	5/25/2055	1,819,702	1,608,798
Toorak Mortgage Trust, Ser. 2025-RRTL1, Cl. A1(b)	5.52	2/25/2040	3,652,909	3,644,758
Towd Point Mortgage Trust, Ser. 2023-1, Cl. A1(b)	3.75	1/25/2063	862,238	830,279
Verus Securitization Trust, Ser. 2024-9, Cl. A1(b)	5.44	11/25/2069	2,140,022	2,138,163
				88,059,187
Consumer Discretionary — 1.2%
Brightstar Lottery PLC, Sr. Scd. Notes(b)	5.25	1/15/2029	5,625,000	5,585,800
Carnival Corp., Gtd. Notes(b)	6.00	5/1/2029	1,310,000	1,322,436
D.R. Horton, Inc., Gtd. Notes	5.50	10/15/2035	7,347,000	7,455,608
Flutter Treasury DAC, Sr. Scd. Bonds(b)	5.88	6/4/2031	1,632,000	1,643,783
Las Vegas Sands Corp., Sr. Unscd. Notes	3.50	8/18/2026	5,000,000	4,927,266
NCL Corp. Ltd., Sr. Unscd. Notes(b)	6.75	2/1/2032	5,578,000	5,732,764
Wynn Macau Ltd., Sr. Unscd. Notes(b)	5.63	8/26/2028	2,235,000	2,212,012
				28,879,669
Diversified Financials — .7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	6.50	1/31/2056	2,414,000	2,449,520
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	6.95	3/10/2055	778,000	814,384
Aircastle Ltd./Aircastle Ireland DAC, Gtd. Notes(b)	5.00	9/15/2030	4,445,000	4,438,924
Aircastle Ltd./Aircastle Ireland DAC, Gtd. Notes(b)	5.75	10/1/2031	1,539,000	1,581,062
Capital One Financial Corp., Sub. Notes	6.18	1/30/2036	2,264,000	2,325,336
LSEGA Financing PLC, Gtd. Notes(b)	2.50	4/6/2031	291,000	258,299
Macquarie Airfinance Holdings Ltd., Sr. Unscd. Notes(b)	5.20	3/27/2028	4,971,000	5,021,083
Nasdaq, Inc., Sr. Unscd. Notes	5.35	6/28/2028	941,000	966,568
				17,855,176
Energy — 6.7%
Azule Energy Finance PLC, Gtd. Notes(b)	8.13	1/23/2030	2,220,000	2,238,157
Cheniere Energy Partners LP, Gtd. Notes	4.50	10/1/2029	6,000,000	5,938,138
Cheniere Energy Partners LP, Gtd. Notes(b)	5.55	10/30/2035	2,142,000	2,154,021
Cheniere Energy, Inc., Sr. Unscd. Notes	5.65	4/15/2034	1,317,000	1,340,360
CITGO Petroleum Corp., Sr. Scd. Notes(b)	8.38	1/15/2029	5,449,000	5,664,274
Coterra Energy, Inc., Sr. Unscd. Notes	5.90	2/15/2055	5,071,000	4,723,459
CVR Energy, Inc., Gtd. Bonds(b)	5.75	2/15/2028	3,388,000	3,251,524
DT Midstream, Inc., Gtd. Notes(b)	5.80	12/15/2034	4,376,000	4,454,624
DT Midstream, Inc., Sr. Scd. Notes(b)	4.30	4/15/2032	2,982,000	2,791,405
Ecopetrol SA, Sr. Unscd. Notes	7.75	2/1/2032	2,370,000	2,361,586
Empresa Nacional del Petroleo, Sr. Unscd. Notes(b)	5.95	7/30/2034	681,000	695,948
Enbridge, Inc., Sub. Notes	7.38	3/15/2055	5,806,000	6,058,967
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	1,920,000	1,895,509
Eni SpA, Sr. Unscd. Notes(b)	5.75	5/19/2035	1,634,000	1,668,616
Enterprise Products Operating LLC, Gtd. Notes, Ser. E	5.25	8/16/2077	2,360,000	2,339,673
Geopark Ltd., Gtd. Notes(b)	8.75	1/31/2030	1,992,000	1,723,707

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Energy — 6.7% (continued)
Global Partners LP/GLP Finance Corp., Gtd. Notes		6.88	1/15/2029	1,224,000	1,240,517
Global Partners LP/GLP Finance Corp., Gtd. Notes(b)		8.25	1/15/2032	6,342,000	6,655,358
Harbour Energy PLC, Sr. Unscd. Notes(b)		6.33	4/1/2035	6,065,000	6,072,878
Hess Midstream Operations LP, Gtd. Notes(b)		5.50	10/15/2030	1,215,000	1,221,227
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)		7.38	7/15/2032	4,437,000	4,591,501
Ithaca Energy North Sea PLC, Sr. Unscd. Notes(b)		8.13	10/15/2029	5,530,000	5,714,763
Kinder Morgan, Inc., Gtd. Bonds		5.15	6/1/2030	2,163,000	2,207,946
Kinetik Holdings LP, Gtd. Notes(b),(d)		5.88	6/15/2030	5,735,000	5,744,916
Marathon Petroleum Corp., Sr. Unscd. Notes		5.70	3/1/2035	8,025,000	8,146,107
Medco Cypress Tree Pte Ltd., Sr. Scd. Bonds(b)		8.63	5/19/2030	2,300,000	2,402,425
MPLX LP, Sr. Unscd. Notes		4.13	3/1/2027	855,000	849,185
MPLX LP, Sr. Unscd. Notes		5.20	12/1/2047	1,180,000	1,024,170
NGPL PipeCo LLC, Sr. Unscd. Notes(b)		3.25	7/15/2031	2,644,000	2,348,707
NGPL PipeCo LLC, Sr. Unscd. Notes(b)		7.77	12/15/2037	6,792,000	7,690,699
ONEOK, Inc., Gtd. Notes		5.80	11/1/2030	1,366,000	1,425,891
ONEOK, Inc., Gtd. Notes		6.10	11/15/2032	779,000	823,908
Pertamina Hulu Energi PT, Sr. Unscd. Notes(b)		5.25	5/21/2030	5,999,000	6,081,726
Petroleos del Peru SA, Sr. Unscd. Notes(b)		4.75	6/19/2032	6,220,000	4,975,845
Petroleos Mexicanos, Gtd. Notes		6.50	3/13/2027	5,665,000	5,670,775
Phillips 66, Gtd. Notes		4.88	11/15/2044	3,895,000	3,379,926
South Bow USA Infrastructure Holdings LLC, Gtd. Notes(b)		5.03	10/1/2029	2,093,000	2,091,903
Targa Resources Corp., Gtd. Notes		5.55	8/15/2035	9,435,000	9,460,648
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes		5.00	1/15/2028	1,136,000	1,134,973
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes		5.50	3/1/2030	5,070,000	5,146,395
Tecpetrol SA, Sr. Unscd. Notes(b)		7.63	1/22/2033	3,755,000	3,864,646
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b)		3.88	11/1/2033	5,505,000	4,808,011
Venture Global LNG, Inc., Sr. Scd. Notes(b)		8.13	6/1/2028	3,145,000	3,258,168
Venture Global Plaquemines LNG LLC, Sr. Scd. Notes(b)		6.50	1/15/2034	855,000	880,117
Viper Energy Partners LLC, Gtd. Bonds		5.70	8/1/2035	2,315,000	2,302,325
YPF SA, Sr. Unscd. Notes(b)		8.75	9/11/2031	2,160,000	2,252,919
					162,768,543
Food Products — .7%
Froneri Lux FinCo Sarl, Sr. Scd. Notes(b)		6.00	8/1/2032	6,350,000	6,331,279
MARB BondCo PLC, Gtd. Bonds(b)		3.95	1/29/2031	898,000	797,977
The J.M. Smucker Company, Sr. Unscd. Notes		4.25	3/15/2035	6,000,000	5,564,660
The J.M. Smucker Company, Sr. Unscd. Notes		6.50	11/15/2053	921,000	986,018
Viking Baked Goods Acquisition Corp., Sr. Scd. Notes(b)		8.63	11/1/2031	4,451,000	4,375,414
					18,055,348
Foreign Governmental — 3.2%
Argentine Republic, Sr. Unscd. Bonds(f)		4.88	7/9/2041	3,625,000	2,214,875
Brazil, Sr. Unscd. Notes		5.50	11/6/2030	7,150,000	7,167,518
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2029	15,000	2,433
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	115,000,000	17,056,923
Colombia, Sr. Unscd. Bonds		7.38	4/25/2030	5,610,000	5,890,500
Eagle Funding Luxco, Sr. Unscd. Notes(b)		5.50	8/17/2030	5,412,000	5,443,119
Gabon, Sr. Unscd. Notes(b)		7.00	11/24/2031	2,200,000	1,795,647
Israel, Sr. Unscd. Notes, Ser. 30Y		5.75	3/12/2054	2,650,000	2,471,609
Japan (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	1,355,000,000	7,542,461

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Foreign Governmental — 3.2% (continued)
Japan (30 Year Issue), Bonds, Ser. 86	JPY	2.40	3/20/2055	1,355,000,000	7,873,769
Mexico, Sr. Unscd. Notes		6.63	1/29/2038	4,147,000	4,179,139
Republic of Peru, Sr. Unscd. Notes		6.20	6/30/2055	6,432,000	6,460,944
Romania, Bonds(b)		6.63	5/16/2036	3,600,000	3,605,040
Romania, Sr. Unscd. Notes(b)		5.75	3/24/2035	5,740,000	5,452,667
					77,156,644
Forest Products & Paper — .1%
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	2,057,000	1,916,425
Health Care — 1.1%
Amgen, Inc., Sr. Unscd. Notes		5.25	3/2/2030	693,000	712,163
Amgen, Inc., Sr. Unscd. Notes		5.65	3/2/2053	1,659,000	1,605,324
Bayer US Finance II LLC, Gtd. Notes(b)		4.63	6/25/2038	1,807,000	1,601,201
Bayer US Finance LLC, Gtd. Notes(b)		6.50	11/21/2033	2,095,000	2,238,635
CVS Health Corp., Sr. Unscd. Notes		1.30	8/21/2027	2,627,000	2,459,786
GE HealthCare Technologies, Inc., Sr. Unscd. Notes		4.80	8/14/2029	1,919,000	1,941,498
HCA, Inc., Gtd. Notes		3.13	3/15/2027	851,000	832,238
HCA, Inc., Gtd. Notes		5.45	9/15/2034	1,904,000	1,912,678
Royalty Pharma PLC, Gtd. Notes		2.15	9/2/2031	2,258,000	1,935,185
Royalty Pharma PLC, Gtd. Notes		2.20	9/2/2030	4,242,000	3,752,782
STERIS Irish FinCo UnLtd. Co., Gtd. Notes		2.70	3/15/2031	3,944,000	3,533,511
UnitedHealth Group, Inc., Sr. Unscd. Notes		3.05	5/15/2041	2,964,000	2,163,133
Zimmer Biomet Holdings, Inc., Sr. Unscd. Notes		5.35	12/1/2028	2,323,000	2,389,685
					27,077,819
Information Technology — .4%
Fiserv, Inc., Sr. Unscd. Notes		5.60	3/2/2033	795,000	817,423
Oracle Corp., Sr. Unscd. Notes		5.38	9/27/2054	7,580,000	6,833,391
VMware LLC, Sr. Unscd. Notes		2.20	8/15/2031	3,657,000	3,166,994
					10,817,808
Insurance — .7%
Allianz SE, Jr. Sub. Bonds(b),(e)		3.20	10/30/2027	1,800,000	1,647,328
Allianz SE, Jr. Sub. Notes(b),(e)		3.50	11/17/2025	1,600,000	1,582,045
American International Group, Inc., Sr. Unscd. Notes		4.38	6/30/2050	4,150,000	3,435,072
American International Group, Inc., Sr. Unscd. Notes		4.85	5/7/2030	976,000	989,652
Corebridge Financial, Inc., Jr. Sub. Notes		6.38	9/15/2054	4,149,000	4,152,729
Corebridge Financial, Inc., Sr. Unscd. Notes		5.75	1/15/2034	387,000	401,855
Nippon Life Insurance Co., Sub. Notes(b)		6.50	4/30/2055	766,000	802,350
The Allstate Corp., Jr. Sub. Bonds		6.50	5/15/2057	2,325,000	2,382,820
Unum Group, Sr. Unscd. Notes		6.00	6/15/2054	1,243,000	1,212,058
					16,605,909
Internet Software & Services — .1%
Snap, Inc., Gtd. Notes(b)		6.88	3/1/2033	3,319,000	3,405,613
Materials — .5%
Amcor Flexibles North America, Inc., Gtd. Notes(b)		5.10	3/17/2030	3,513,000	3,565,023
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes(b)		4.00	9/1/2029	584,000	532,437
Canpack SA/Canpack US LLC, Gtd. Notes(b)		3.88	11/15/2029	4,890,000	4,558,915
Sealed Air Corp., Sr. Scd. Notes(b)		1.57	10/15/2026	3,734,000	3,586,970
Smurfit Westrock Financing DAC, Gtd. Notes		5.42	1/15/2035	1,137,000	1,154,880
					13,398,225

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Media — .9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Sr. Scd. Notes	5.38	5/1/2047	1,446,000	1,226,956
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Sr. Scd. Notes	6.55	6/1/2034	4,270,000	4,504,785
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Sr. Scd. Notes	6.83	10/23/2055	3,765,000	3,753,152
Paramount Global, Sr. Unscd. Debs.	5.85	9/1/2043	7,552,000	6,708,535
Sirius XM Radio LLC, Gtd. Notes(b)	4.00	7/15/2028	6,060,000	5,771,620
				21,965,048
Metals & Mining — .8%
Alumina Pty Ltd., Gtd. Bonds(b)	6.38	9/15/2032	4,520,000	4,587,696
ArcelorMittal SA, Sr. Unscd. Notes	7.00	10/15/2039	1,702,000	1,883,801
Corp. Nacional del Cobre de Chile, Sr. Unscd. Notes(b)	6.30	9/8/2053	3,735,000	3,662,012
Glencore Funding LLC, Gtd. Notes(b)	5.19	4/1/2030	4,967,000	5,049,385
Navoi Mining & Metallurgical Combinat, Sr. Unscd. Bonds(b)	6.75	5/14/2030	1,709,000	1,753,921
Newmont Corp./Newcrest Finance Pty Ltd., Gtd. Notes	3.25	5/13/2030	1,171,000	1,109,155
Steel Dynamics, Inc., Sr. Unscd. Notes	5.75	5/15/2055	2,258,000	2,201,133
				20,247,103
Municipal Securities — .3%
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000	4,256,451
University of Michigan, Revenue Bonds, Refunding, Ser. C	3.60	4/1/2047	2,449,000	2,023,499
				6,279,950
Real Estate — 3.2%
American Homes 4 Rent LP, Sr. Unscd. Notes	5.25	3/15/2035	4,624,000	4,592,353
Boston Properties LP, Sr. Unscd. Notes(d)	5.75	1/15/2035	5,600,000	5,635,951
Brixmor Operating Partnership LP, Sr. Unscd. Notes	5.20	4/1/2032	5,412,000	5,473,866
COPT Defense Properties LP, Gtd. Notes	2.25	3/15/2026	5,000,000	4,913,493
Cousins Properties LP, Gtd. Notes	5.38	2/15/2032	4,515,000	4,559,703
CubeSmart LP, Gtd. Notes	3.00	2/15/2030	6,420,000	5,976,010
EPR Properties, Gtd. Notes	4.75	12/15/2026	5,000,000	4,986,910
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	1,582,000	1,348,928
Extra Space Storage LP, Gtd. Notes	5.70	4/1/2028	860,000	884,275
Healthcare Realty Holdings LP, Gtd. Notes	3.50	8/1/2026	7,500,000	7,407,838
Kite Realty Group LP, Sr. Unscd. Notes	4.00	10/1/2026	1,071,000	1,061,406
Kite Realty Group LP, Sr. Unscd. Notes	4.95	12/15/2031	2,393,000	2,395,130
Kite Realty Group LP, Sr. Unscd. Notes	5.50	3/1/2034	407,000	415,034
Omega Healthcare Investors, Inc., Gtd. Notes	5.25	1/15/2026	4,500,000	4,497,188
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	5.75	7/15/2034	2,012,000	2,068,133
SBA Tower Trust, Asset Backed Notes(b)	2.59	10/15/2031	3,251,000	2,819,960
Store Capital LLC, Sr. Unscd. Notes	4.63	3/15/2029	2,825,000	2,784,265
Store Capital LLC, Sr. Unscd. Notes(b)	5.40	4/30/2030	5,533,000	5,601,462
Ventas Realty LP, Gtd. Notes	5.10	7/15/2032	4,843,000	4,896,895
VICI Properties LP, Sr. Unscd. Notes	4.75	4/1/2028	2,049,000	2,061,524
Vornado Realty LP, Sr. Unscd. Notes	2.15	6/1/2026	4,625,000	4,497,973
				78,878,297
Retailing — .4%
Advance Auto Parts, Inc., Sr. Unscd. Notes(b)	7.00	8/1/2030	1,285,000	1,292,342
Advance Auto Parts, Inc., Sr. Unscd. Notes(b)	7.38	8/1/2033	1,629,000	1,638,750
Asbury Automotive Group, Inc., Gtd. Notes(b)	5.00	2/15/2032	4,791,000	4,535,363

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Retailing — .4% (continued)
AutoZone, Inc., Sr. Unscd. Notes	4.75	2/1/2033	2,195,000	2,165,800
Macy’s Retail Holdings LLC, Sr. Unscd. Notes(b)	7.38	8/1/2033	1,440,000	1,447,285
				11,079,540
Semiconductors & Semiconductor Equipment — 1.1%
Broadcom, Inc., Sr. Unscd. Notes(b)	3.19	11/15/2036	5,994,000	4,948,738
Foundry JV Holdco LLC, Sr. Scd. Notes(b)	6.30	1/25/2039	2,452,000	2,527,144
Intel Corp., Sr. Unscd. Notes	5.60	2/21/2054	7,764,000	6,865,066
Micron Technology, Inc., Sr. Unscd. Notes	5.30	1/15/2031	1,347,000	1,375,101
Micron Technology, Inc., Sr. Unscd. Notes	5.80	1/15/2035	5,831,000	5,981,097
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	3.25	5/11/2041	6,525,000	4,787,979
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	4.30	6/18/2029	1,708,000	1,690,831
				28,175,956
Supranational Bank — .1%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes	4.70	10/22/2031	2,500,000	2,283,109
Technology Hardware & Equipment — .1%
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	1,373,000	939,736
Kyndryl Holdings, Inc., Sr. Unscd. Notes	2.05	10/15/2026	1,821,000	1,765,207
				2,704,943
Telecommunication Services — .6%
AT&T, Inc., Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000	1,017,222
AT&T, Inc., Sr. Unscd. Notes	2.55	12/1/2033	9,905,000	8,261,630
Iliad Holding SASU, Sr. Scd. Notes(b)	8.50	4/15/2031	1,849,000	1,984,811
T-Mobile USA, Inc., Gtd. Notes	2.40	3/15/2029	2,093,000	1,947,719
T-Mobile USA, Inc., Gtd. Notes	6.00	6/15/2054	2,574,000	2,603,748
				15,815,130
Transportation — .5%
Norfolk Southern Corp., Sr. Unscd. Notes	5.55	3/15/2034	1,544,000	1,607,734
Ryder System, Inc., Sr. Unscd. Notes	4.85	6/15/2030	9,539,000	9,606,313
				11,214,047
U.S. Government Agencies Collateralized Mortgage Obligations — .9%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA(g)	1.00	8/15/2047	3,373,430	3,064,311
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040	3,492,225	3,541,303
Government National Mortgage Association, Ser. 2014-145, Cl. KA	3.50	1/20/2038	2,137,501	2,088,593
Government National Mortgage Association, Ser. 2017-93, Cl. GY	3.50	6/20/2047	4,743,640	4,355,422
Government National Mortgage Association, Ser. 2018-120, Cl. PU	3.50	9/20/2048	427,729	382,343
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048	595,723	546,066
Government National Mortgage Association, Ser. 2020-11, Cl. CB	3.50	1/20/2050	2,024,787	1,849,089
Government National Mortgage Association, Ser. 2022-9, Cl. P	2.00	9/20/2051	4,615,817	4,056,754
Government National Mortgage Association, Ser. 2023-19, Cl. WB	5.65	11/20/2051	1,265,082	1,300,541
				21,184,422
U.S. Government Agencies Collateralized Municipal-Backed Securities — .0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1(g)	6.48	10/25/2047	302,709	302,336
U.S. Government Agencies Mortgage-Backed — 28.1%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-3/1/2052(g)			34,398,479	27,189,955
2.50%, 11/1/2050-3/1/2052(g)			84,102,120	70,071,719
3.00%, 9/1/2047-7/1/2052(g)			19,577,706	17,039,903
3.50%, 12/1/2048(g)			29,109,467	26,531,865
4.50%, 6/1/2052-5/1/2053(g)			13,277,957	12,727,531

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
U.S. Government Agencies Mortgage-Backed — 28.1% (continued)
5.00%, 9/1/2052-12/1/2054(g)			69,536,720	68,364,370
5.50%, 9/1/2052-3/1/2055(g)			46,503,066	46,751,899
6.00%, 7/1/2054(g)			3,735,011	3,795,842
6.50%, 6/1/2055(g)			12,955,236	13,469,552
Federal National Mortgage Association:
2.00%, 3/1/2036-3/1/2052(g)			53,437,680	43,504,102
2.50%, 5/1/2037-5/1/2052(g)			20,933,722	17,843,951
3.00%, 10/1/2030-2/1/2052(g)			60,237,521	52,698,105
3.50%, 11/1/2042(g)			2,317,649	2,152,114
4.00%, 4/1/2052-7/1/2052(g)			27,772,405	25,839,758
4.50%, 3/1/2038-6/1/2053(g)			19,216,179	18,565,155
5.00%, 6/1/2053-1/1/2055(g)			19,583,433	19,207,402
5.50%, 11/1/2053-9/1/2054(g)			39,405,538	39,596,279
6.00%, 2/1/2054-9/1/2054(g)			56,791,488	57,946,702
6.50%, 5/1/2053(g)			1,279,178	1,308,216
7.00%, 2/1/2053(g)			1,020,963	1,059,948
Government National Mortgage Association I:
3.50%, 9/15/2041-10/15/2044			1,428,024	1,316,897
4.00%, 10/15/2039-6/15/2045			3,114,570	2,942,097
4.50%, 4/15/2039-10/15/2041			2,480,571	2,419,456
Government National Mortgage Association II:
2.00%, 10/20/2050-3/20/2052			24,690,006	19,892,702
2.50%, 10/20/2046-10/20/2052			55,031,603	46,108,107
3.00%, 8/20/2046-9/20/2052			7,574,568	6,681,166
3.50%, 9/20/2042-3/20/2050			16,554,268	15,258,066
4.00%, 10/20/2047-1/20/2048			1,205,259	1,123,662
4.00%, 11/20/2052, (1 Year U.S. Treasury Yield Curve Constant Rate +1.50%)(c)			4,542,116	4,486,832
4.03%, 7/20/2053, (1 Year U.S. Treasury Yield Curve Constant Rate +1.50%)(c)			6,572,730	6,493,562
4.50%, 7/20/2048-11/20/2054			10,478,952	9,971,749
6.00%, 5/20/2054			4,160,804	4,231,626
7.00%, 2/20/2054			934,469	969,245
				687,559,535
U.S. Treasury Securities — 12.0%
U.S. Treasury Bonds	3.00	11/15/2044	90,821,000	69,155,225
U.S. Treasury Bonds	4.63	5/15/2044	14,681,000	14,241,430
U.S. Treasury Bonds	4.75	5/15/2055	13,563,000	13,267,369
U.S. Treasury Bonds	5.00	5/15/2045	41,043,000	41,652,232
U.S. Treasury Notes	4.00	2/28/2030	69,915,000	70,115,732
U.S. Treasury Notes(d)	4.00	5/31/2030	69,137,000	69,315,243
U.S. Treasury Notes	4.25	5/15/2035	15,912,000	15,774,013
				293,521,244
Utilities — 4.1%
AES Panama Generation Holdings SRL, Sr. Scd. Notes(b)	4.38	5/31/2030	1,252,255	1,144,731
Ameren Corp., Sr. Unscd. Notes	1.75	3/15/2028	3,952,000	3,693,778
American Electric Power Co., Inc., Jr. Sub. Notes	6.95	12/15/2054	3,099,000	3,279,114
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	4,338,000	3,421,923
Baltimore Gas & Electric Co., Sr. Unscd. Notes	2.25	6/15/2031	5,026,000	4,452,917
CenterPoint Energy, Inc., Jr. Sub. Notes	6.70	5/15/2055	3,901,000	3,961,438

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 97.8% (continued)
Utilities — 4.1% (continued)
CMS Energy Corp., Jr. Sub. Notes		3.75	12/1/2050	1,186,000	1,072,217
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.80	3/1/2033	2,736,000	2,890,375
Electricite de France SA, Sr. Unscd. Notes(b)		5.70	5/23/2028	583,000	599,496
Electricite de France SA, Sr. Unscd. Notes(b)		6.90	5/23/2053	3,546,000	3,805,623
Enel Finance International NV, Gtd. Notes(b)		5.50	6/26/2034	1,492,000	1,515,316
Enel Finance International NV, Gtd. Notes(b)		7.50	10/14/2032	871,000	994,777
Evergy, Inc., Jr. Sub. Notes		6.65	6/1/2055	6,675,000	6,757,410
Eversource Energy, Sr. Unscd. Notes		5.50	1/1/2034	1,197,000	1,218,288
Exelon Corp., Jr. Sub. Notes		6.50	3/15/2055	5,764,000	5,895,088
Exelon Corp., Sr. Unscd. Notes		5.45	3/15/2034	882,000	904,352
IPALCO Enterprises, Inc., Sr. Scd. Notes		4.25	5/1/2030	1,814,000	1,741,177
IPALCO Enterprises, Inc., Sr. Scd. Notes		5.75	4/1/2034	7,329,000	7,377,406
Jersey Central Power & Light Co., Sr. Unscd. Notes(b)		2.75	3/1/2032	1,810,000	1,587,814
Jersey Central Power & Light Co., Sr. Unscd. Notes		5.10	1/15/2035	2,231,000	2,223,508
Louisville Gas & Electric Co., First Mortgage Bonds		4.38	10/1/2045	1,410,000	1,195,790
NextEra Energy Capital Holdings, Inc., Gtd. Notes		6.50	8/15/2055	4,554,000	4,711,414
Niagara Mohawk Power Corp., Sr. Unscd. Notes(b)		5.66	1/17/2054	878,000	842,585
NiSource, Inc., Sr. Unscd. Notes		3.60	5/1/2030	1,297,000	1,242,508
Pacific Gas & Electric Co., First Mortgage Bonds		2.10	8/1/2027	2,060,000	1,956,815
Pinnacle West Capital Corp., Sr. Unscd. Notes		5.15	5/15/2030	1,847,000	1,883,893
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		5.45	4/1/2034	2,403,000	2,453,894
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		6.13	10/15/2033	1,574,000	1,678,603
Puget Energy, Inc., Sr. Scd. Notes		2.38	6/15/2028	1,709,000	1,608,477
Southern California Edison Co., First Mortgage Bonds		5.25	3/15/2030	4,705,000	4,746,212
The AES Corp., Jr. Sub. Notes		6.95	7/15/2055	7,152,000	6,908,989
The Southern Company, Jr. Sub. Notes, Ser. 2025		6.38	3/15/2055	7,975,000	8,271,766
Vistra Operations Co. LLC, Gtd. Notes(b)		6.88	4/15/2032	4,520,000	4,699,317
					100,737,011
Total Bonds and Notes (cost $2,423,666,514)					2,391,409,701
Convertible Bonds and Notes — .9%
Aerospace & Defense — .0%
AeroVironment, Inc., Sr. Unscd. Notes(h)		0.00	7/15/2030	300,000	337,770
MTU Aero Engines AG, Sr. Unscd. Bonds, Ser. MTX	EUR	0.05	3/18/2027	500,000	651,863
					989,633
Banks — .1%
Barclays Bank PLC, Sr. Unscd. Notes, Ser. MSFT		1.00	2/16/2029	400,000	453,177
Goldman Sachs Finance Corp. International Ltd., Gtd. Notes, Ser. 1MTN(h)		0.00	4/4/2028	400,000	428,000
Goldman Sachs Finance Corp. International Ltd., Gtd. Notes, Ser. 700h(d),(h)		0.00	3/7/2030	300,000	320,625
Morgan Stanley Finance LLC, Gtd. Notes, Ser. 1(h)		0.00	3/21/2028	500,000	562,500
Morgan Stanley Finance LLC, Gtd. Notes, Ser. 1(h)		0.00	4/10/2028	400,000	400,585
					2,164,887
Beverage Products — .0%
Davide Campari-Milano N.V., Sr. Unscd. Bonds	EUR	2.38	1/17/2029	600,000	670,321
Consumer Discretionary — .0%
Accor SA, Sr. Unscd. Bonds	EUR	0.70	12/7/2027	48,120	63,945
NCL Corp. Ltd., Gtd. Notes(b)		0.88	4/15/2030	200,000	244,750
NCL Corp. Ltd., Gtd. Notes		2.50	2/15/2027	300,000	319,050
					627,745

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Convertible Bonds and Notes — .9% (continued)
Diversified Financials — .0%
Citigroup Global Markets Holdings, Inc., Gtd. Notes(b)	EUR	0.80	2/5/2030	600,000	704,293
Coinbase Global, Inc., Sr. Unscd. Notes		0.50	6/1/2026	100,000	119,720
IREN Ltd., Sr. Unscd. Notes(b)		3.25	6/15/2030	100,000	120,850
					944,863
Electronic Components — .1%
Ibiden Co. Ltd., Sr. Unscd. Bonds(h)	JPY	0.00	3/14/2031	60,000,000	433,190
OSI Systems, Inc., Sr. Unscd. Notes(b)		2.25	8/1/2029	300,000	400,961
Schneider Electric SE, Sr. Unscd. Notes, Ser. SUFP(d)	EUR	1.63	6/28/2031	600,000	733,671
					1,567,822
Energy — .1%
Nordex SE, Gtd. Bonds	EUR	4.25	4/14/2030	200,000	364,180
Northern Oil & Gas, Inc., Sr. Unscd. Notes		3.63	4/15/2029	500,000	520,125
Saipem SpA, Gtd. Bonds	EUR	2.88	9/11/2029	300,000	497,914
					1,382,219
Environmental Control — .0%
Tetra Tech, Inc., Sr. Unscd. Notes		2.25	8/15/2028	200,000	227,930
Food Products — .0%
Tirlan Co-Operative Society Ltd., Sr. Unscd. Bonds	EUR	1.88	1/27/2027	500,000	578,400
Health Care — .1%
Alnylam Pharmaceuticals, Inc., Sr. Unscd. Notes		1.00	9/15/2027	400,000	589,120
ANI Pharmaceuticals, Inc., Sr. Unscd. Notes(b)		2.25	9/1/2029	400,000	447,880
Enovis Corp., Sr. Unscd. Notes		3.88	10/15/2028	600,000	573,600
Telix Pharmaceuticals Ltd., Sr. Unscd. Notes	AUD	2.38	7/30/2029	300,000	223,594
					1,834,194
Industrial — .1%
Daifuku Co. Ltd., Sr. Unscd. Bonds, Ser. 2028(h)	JPY	0.00	9/14/2028	50,000,000	416,321
Vinci SA, Sr. Unscd. Bonds	EUR	0.70	2/18/2030	600,000	720,801
					1,137,122
Information Technology — .1%
Alkami Technology, Inc., Sr. Unscd. Notes(b),(d)		1.50	3/15/2030	300,000	300,997
Nutanix, Inc., Sr. Unscd. Notes(b),(d)		0.50	12/15/2029	400,000	450,680
Progress Software Corp., Sr. Unscd. Notes(d)		3.50	3/1/2030	400,000	415,400
Snowflake, Inc., Sr. Unscd. Notes(b),(h)		0.00	10/1/2027	300,000	456,000
					1,623,077
Internet Software & Services — .1%
Alibaba Group Holding Ltd., Sr. Unscd. Notes		0.50	6/1/2031	150,000	199,650
DoorDash, Inc., Sr. Unscd. Notes(b),(h)		0.00	5/15/2030	300,000	326,400
MakeMyTrip Ltd., Sr. Unscd. Notes(b),(h)		0.00	7/1/2030	200,000	206,088
Spotify USA, Inc., Gtd. Notes(h)		0.00	3/15/2026	400,000	506,400
Uber Technologies, Inc., Sr. Scd. Notes(b),(h)		0.00	5/15/2028	200,000	223,486
Uber Technologies, Inc., Sr. Unscd. Notes(h)		0.00	12/15/2025	300,000	340,800
Uber Technologies, Inc., Sr. Unscd. Notes, Ser. 2028		0.88	12/1/2028	200,000	273,900
					2,076,724
Media — .0%
Liberty Media Corp.-Liberty Formula One, Sr. Unscd. Notes		2.25	8/15/2027	300,000	387,000
Metals & Mining — .0%
voestalpine AG, Sr. Unscd. Bonds	EUR	2.75	4/28/2028	400,000	467,182

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Convertible Bonds and Notes — .9% (continued)
Retailing — .0%
Anllian Capital 2 Ltd., Gtd. Notes(h)	EUR	0.00	12/5/2029	400,000	481,587
Zalando SE, Sr. Unscd. Bonds, Ser. B	EUR	0.63	8/6/2027	400,000	437,463
					919,050
Semiconductors & Semiconductor Equipment — .0%
MACOM Technology Solutions Holdings, Inc., Sr. Unscd. Notes(b),(h)		0.00	12/15/2029	350,000	366,100
ON Semiconductor Corp., Sr. Unscd. Notes(h)		0.00	5/1/2027	200,000	246,182
					612,282
Technology Hardware & Equipment — .1%
Lumentum Holdings, Inc., Sr. Unscd. Notes		0.50	12/15/2026	350,000	445,025
Parsons Corp., Sr. Unscd. Notes		2.63	3/1/2029	550,000	600,600
Seagate HDD Cayman, Gtd. Notes		3.50	6/1/2028	200,000	388,075
Wiwynn Corp., Sr. Unscd. Bonds(h)		0.00	7/17/2029	300,000	380,550
					1,814,250
Telecommunication Services — .0%
A10 Networks, Inc., Sr. Unscd. Notes(b)		2.75	4/1/2030	300,000	314,101
Utilities — .1%
Duke Energy Corp., Sr. Unscd. Notes		4.13	4/15/2026	400,000	428,900
Evergy, Inc., Sr. Unscd. Notes		4.50	12/15/2027	500,000	595,731
Iberdrola Finanzas SA, Gtd. Notes, Ser. IBE	EUR	1.50	3/27/2030	200,000	236,309
Ormat Technologies, Inc., Sr. Unscd. Notes		2.50	7/15/2027	400,000	453,200
UGI Corp., Sr. Unscd. Notes		5.00	6/1/2028	200,000	274,380
					1,988,520
Total Convertible Bonds and Notes (cost $22,609,168)					22,327,322

	1-Day Yield (%)	Shares
Investment Companies — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(i) (cost $13,384,034)	4.43	13,384,034	13,384,034
Investment of Cash Collateral for Securities Loaned — .8%
Registered Investment Companies — .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(i) (cost $20,519,329)	4.43	20,519,329	20,519,329
Total Investments (cost $2,480,179,045)		100.1%	2,447,640,386
Liabilities, Less Cash and Receivables		(.1%)	(3,073,071)
Net Assets		100.0%	2,444,567,315

AUD—Australian Dollar
BRL—Brazilian Real
EUR—Euro
GO—Government Obligation
JPY—Japanese Yen
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2025, these securities amounted to $624,058,856 or 25.5% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At July 31, 2025, the value of the fund’s securities on loan was $35,330,633 and the value of the collateral was
$36,640,367, consisting of cash collateral of $20,519,329 and U.S. Government & Agency securities valued at $16,121,038.  In addition, the value of collateral may include pending sales that are also on loan.

(e)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(f)	Step coupon bond. Security begins as a zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
(g)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(h)	Security issued with a zero coupon.
(i)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	612	9/30/2025	126,887,708	126,674,438	(213,270)
5 Year U.S. Treasury Note	1,513	9/30/2025	163,286,459	163,664,054	377,595
Ultra 10 Year U.S. Treasury Note	359	9/19/2025	40,783,311	40,595,049	(188,262)
Ultra U.S. Treasury Bond	1,062	9/19/2025	123,727,320	124,585,875	858,555
Futures Short
10 Year U.S. Treasury Note	20	9/19/2025	2,216,533	2,221,250	(4,717)
Euro-Bobl	35	9/8/2025	4,715,914(a)	4,683,998	31,916
Japanese 10 Year Bond	50	9/12/2025	45,981,134(a)	45,765,915	215,219
Gross Unrealized Appreciation					1,483,285
Gross Unrealized Depreciation					(406,249)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	15,957,370	Brazilian Real	92,592,000	8/4/2025	(561,387)
United States Dollar	17,195,401	Japanese Yen	2,451,211,000	8/14/2025	914,296
United States Dollar	6,409,919	Euro	5,418,000	8/14/2025	221,172
Euro	600,000	United States Dollar	706,360	8/14/2025	(21,006)
BNP Paribas Corp.
Brazilian Real	101,592,000	United States Dollar	18,338,734	8/4/2025	(214,343)
United States Dollar	18,199,439	Brazilian Real	101,592,000	9/3/2025	217,409
Citigroup Global Markets Inc.
United States Dollar	1,610,070	Brazilian Real	9,000,000	8/4/2025	4,436
United States Dollar	40,698,699	British Pound	29,632,000	8/14/2025	1,560,239

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc. (continued)
British Pound	29,685,000	United States Dollar	40,334,782	8/14/2025	(1,126,318)
United States Dollar	292,134	Australian Dollar	450,000	9/5/2025	2,746
Goldman Sachs & Co. LLC
Romanian New Leu	2,678,000	United States Dollar	621,195	8/14/2025	(19,684)
United States Dollar	7,130,409	Euro	6,200,000	9/5/2025	37,919
Euro	600,000	United States Dollar	699,932	9/5/2025	(13,562)
J.P. Morgan Securities LLC
United States Dollar	882,485	Japanese Yen	125,000,000	9/5/2025	50,217
Morgan Stanley & Co. LLC
British Pound	600,000	United States Dollar	801,856	8/14/2025	(9,365)
Swedish Krona	7,711,000	United States Dollar	815,889	8/14/2025	(27,481)
Euro	100,000	United States Dollar	117,426	8/14/2025	(3,201)
United States Dollar	1,084,292	British Pound	791,000	8/14/2025	39,525
Gross Unrealized Appreciation					3,047,959
Gross Unrealized Depreciation					(1,996,347)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:(b)
Markit CDX North America High Yield Index Series 44, Paid 3 Month Fixed Rate of 5.00%	6/20/2030	54,500,000	(4,254,050)	(4,007,156)	(246,894)
Gross Unrealized Depreciation					(246,894)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to statement of investments.

Statement of Investments
BNY Mellon Core Plus Fund
July 31, 2025 (Unaudited)
The following is a summary of the inputs used as of July 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	161,503,554	—	161,503,554
Collateralized Loan Obligations	—	101,548,422	—	101,548,422
Commercial Mortgage-Backed	—	88,059,187	—	88,059,187
Convertible Corporate Bonds and Notes	—	22,327,322	—	22,327,322
Corporate Bonds and Notes	—	954,294,407	—	954,294,407
Foreign Governmental	—	77,156,644	—	77,156,644
Municipal Securities	—	6,279,950	—	6,279,950
U.S. Government Agencies Collateralized Mortgage Obligations	—	21,184,422	—	21,184,422
U.S. Government Agencies Collateralized Municipal-Backed Securities	—	302,336	—	302,336
U.S. Government Agencies Mortgage-Backed	—	687,559,535	—	687,559,535
U.S. Treasury Securities	—	293,521,244	—	293,521,244
Investment Companies	33,903,363	—	—	33,903,363
	33,903,363	2,413,737,023	—	2,447,640,386
Other Financial Instruments:
Futures††	1,483,285	—	—	1,483,285
Forward Foreign Currency Exchange Contracts††	—	3,047,959	—	3,047,959
	1,483,285	3,047,959	—	4,531,244
Liabilities ($)
Other Financial Instruments:
Futures††	(406,249)	—	—	(406,249)
Forward Foreign Currency Exchange Contracts††	—	(1,996,347)	—	(1,996,347)
Swap Agreements††	—	(246,894)	—	(246,894)
	(406,249)	(2,243,241)	—	(2,649,490)

†	See Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forwards contracts”) and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at July 31, 2025 are set forth in the Statement of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.
At July 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $30,656,905, consisting of $28,270,882 gross unrealized appreciation and $58,927,787 gross unrealized depreciation.
At July 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.